                                  Exhibit 10.7

                                 GENE LOGIC INC.
                 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                            NONSTATUTORY STOCK OPTION

_______________________, Optionee:

      On __________________, 19___, an option was automatically granted to you (the "Optionee") pursuant to the Gene Logic Inc. (the "Company") 1997 Non-Employee Directors' Stock Option Plan (the "Plan") to purchase shares of the Company's common stock ("Common Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for Non-Employee Directors (as defined in the Plan).

      The details of your option are as follows:

      1. The total number of shares of Common Stock subject to this option is [thirty thousand (30,000)] [seven thousand five hundred (7,500)].

      2. The exercise price of this option is _____________________ ($________)
per share, such amount being equal to the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant of this option.

      3. (a) Subject to the limitations contained herein, if:

                  (i) this option is exercisable for 30,000 shares, then this option shall become exercisable (i.e., vest) in four (4) equal annual installments with the first installment becoming exercisable one (1) year after the date of grant; or

                  (ii) this option is exercisable for 7,500 shares, then this option shall become exercisable (i.e., vest) one (1) year after the date of grant;

provided, however, that you have, during the period from the date of grant to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate (as defined in the Plan), whereupon this option shall become fully exercisable with respect to that portion of the shares represented by that installment.

            (b) Notwithstanding anything to the foregoing, this option shall not be exercisable in whole or in part unless and until the Plan has been approved by the Company's stockholders.

      4. (a) This option may be exercised, to the extent specified above, by delivering a Notice of Exercise (in the form attached hereto or such other form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 6 of the Plan.


                                       1.

            (b) This option may only be exercised for whole shares.

            (c) You may elect to pay the exercise price under one of the following alternatives:

                  (i) In cash (or check) at the time of exercise;

                  (ii) Provided that at the time of the exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, payment by delivery of shares of Common Stock already owned by you, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which Common Stock shall be valued at its Fair Market Value on the date immediately preceding the date of exercise; or

                  (iii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Common Stock or pursuant to the terms of irrevocable instructions issued by you prior to the issuance of shares of the Common Stock.

                  (iv) Payment by a combination of the methods of payment specified in subparagraphs (i) through (iii) above.

            (d) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option.

      5. The term of this option is ten (10) years measured from the date of grant, subject, however, to earlier termination upon your termination of service, as set forth in Section 6(a) of the Plan.

      6. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

      7. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant


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to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

      Dated the ____ day of _______________, 19__.

                                          Very truly yours,
                                          Gene Logic Inc.


                                          By:
                                             --------------------------------
                                                Duly authorized on behalf
                                                of the Board of Directors

ATTACHMENTS:  Notice of Exercise
              1997 Non-Employee Directors' Stock Option Plan



                                       3.

The undersigned:

      (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

      (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned Optionee and the Company and its Affiliates regarding the acquisition of Common Stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options and any other stock awards previously granted and delivered to the undersigned under stock award plans of the Company, and (ii) the following agreements only:


            NONE:
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                   (Initial)

            OTHER:
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                                          Optionee


                        Address:
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                                       4.

                                 GENE LOGIC INC.
                 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                               NOTICE OF EXERCISE


Gene Logic Inc.

------------------

------------------                        Date of Exercise:
                                                            --------------------

Ladies and Gentlemen:

      This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.


      Type of option:                Nonstatutory

      Stock option dated:
                                     -------------------

      Number of shares for
      which option is exercised:
                                     -------------------

      Certificates to be
      issued in name of:
                                     -------------------

      Total exercise price:         $
                                     -------------------

      Cash payment delivered
      herewith:                     $
                                     -------------------

      Value of ______ shares
      of common stock delivered
      herewith(1):                  $
                                     -------------------


      By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Company's 1997 Non-Employee Directors' Stock Option Plan and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.


[USE FOLLOWING LANGUAGE ONLY IF GRANTS MADE PRE-IPO]

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(1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.


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      [I hereby make the following certifications and representations with respect to the number of shares of Common Stock (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

      I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are deemed to constitute "restricted securities" under Rule 701 and Rule 144 promulgated under the Securities Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

      I further acknowledge that I will not be able to resell the Shares for at least ninety (90) days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

      I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

      I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.]

                                          Very truly yours,


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